GMO SERIES TRUST

GMO International Developed Equity Allocation Series Fund

Supplement dated May 18, 2018 to the

Summary Prospectus, dated June 30, 2017, as supplemented

Effective May 18, 2018 (the “Effective Date”), the Board of Trustees of GMO Trust has approved the elimination of purchase premiums and redemption fees for certain series of GMO Trust, including GMO International Developed Equity Allocation Fund (“IDEAF,” the underlying fund in which GMO International Developed Equity Allocation Series Fund invests) and GMO Risk Premium Fund (“Risk Premium Fund,” an underlying fund in which IDEAF may invest).  Accordingly, GMO International Developed Equity Allocation Series Fund (the “Fund”) will no longer bear purchase premiums or redemption fees on subsequent purchases and sales of IDEAF and IDEAF will no longer bear purchase premiums or redemption fees on subsequent purchases and sales of Risk Premium Fund, if any (which may impact the acquired fund fees and expenses of the Fund).

As of the Effective Date, the Summary Prospectus is amended to remove the purchase premiums and redemption fees shown in the “Fees and expenses—Shareholder fees” table appearing on page 1 of the Summary Prospectus.